                                   Exhibit 4

                          [FRONT OF STOCK CERTIFICATE]


BENEFICIAL INTEREST        ORGANIZED UNDER THE LAWS          BENEFICIAL INTEREST
                            OF THE STATE OF TEXAS


         NUMBER                                                     SHARES

  THIS CERTIFICATE IS TRANSFERABLE                             SEE REVERSE FOR
IN THE CITY OF NEW YORK, NEW YORK                            CERTAIN DEFINITIONS

                                                               CUSIP 693434 10 2


         THIS CERTIFIES THAT





         is the owner of

               FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST OF THE PAR VALUE OF $.01 EACH OF


                              PMC COMMERCIAL TRUST

transferable only on the books of the Trust by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate is properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal and the facsimile signatures of the duly authorized officers of the Trust.

Dated


                             PMC COMMERCIAL TRUST
                                    TRUST
                                     SEAL
PRESIDENT                           TEXAS                    ASSISTANT SECRETARY
                                     1993

                          [BACK OF STOCK CERTIFICATE]

                              PMC COMMERCIAL TRUST

         The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM --  as tenants in common          UNIF TRAN MIN ACT  -- ______ Custodian ________
         TEN ENT --  as tenants by the entireties                                 (Cust)              (Minor)
         JT TEN  --  as tenants in common                           under Uniform Transfers to Minors
                                                                             Act ___________________
                                                                                           (State)

    Additional abbreviations may also be used though not in the above list.

 For Value Received, _____________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said shares of beneficial interest on the books of the within named Trust with full power of substitution in the premises.

Dated:________________________


                                  ______________________________________________
                                  NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.


Signature(s) Guaranteed by:


__________________________